Exhibit 10.11

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD TN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

FIRST AMENDMENT
TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS,
FINANCING STATEMENT AND FIXTURE FILING

FROM

LAZARUS ENERGY LLC,
as Grantor

TO

Robert Blount, Trustee

AND

SOVEREIGN BANK
as Holder

 Dated as of December 4, 2015

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES. THIS INSTRUMENT ALSO SECURES OTHER AMOUNTS PROVIDED HEREIN AND AT LAW.  THIS INSTRUMENT SECURES AN OBLIGATION THAT MAY INCREASE OR DECREASE FROM TIME TO TIME.

THIS INSTRUMENT ALSO COVERS AS-EXTRACTED COLLATERAL AND GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE IMMOVABLE PROPERTY DESCRIBED HEREIN.  THE GRANTOR HAS AN INTEREST OF RECORD IN THE IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A TO THE MORTGAGE REFERENCED HEREIN.

A POWER OF SALE HAS BEEN OR MAY BE GRANTED IN THIS INSTRUMENT.  A POWER OF SALE MAY ALLOW THE HOLDER TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS DEED OF TRUST.

THIS INSTRUMENT IS A FINANCING STATEMENT TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

AFTER RECORDING RETURN TO:

Ronda K. Garrett
Sovereign Bank
17950 Preston Road, Suite 500
Dallas, TX 75252

FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY
AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,
FINANCING STATEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,

FINANCING STATEMENT AND FIXTURE FILING, dated as of December 4, 2015 (herein called this “First Amendment”), is from LAZARUS ENERGY LLC, a Delaware limited liability company, whose principal office and mailing address is 801 Travis, Suite 2100, Houston, Texas 77002, as grantor (herein called the “Grantor”), to Robert Blount, as trustee, whose mailing address is c/o Sovereign Bank, 17950 Preston Road, Suite 500, Dallas, Texas 77252 (together with any successors and assigns, “Trustee”), and SOVEREIGN BANK, having an office and mailing address at 17950 Preston Road, Suite 500, Dallas, Texas 77252, as Holder (together with its successors and assigns, the “Holder”).

W I T N E S E T H:

WHEREAS, pursuant to a Loan Agreement, dated as of June 22, 2015, among Lazarus Energy LLC, as borrower (together with any successor(s) and assign(s) thereto, the “Borrower”), Sovereign Bank, as Lender, and the “Guarantors” parties thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”), the Lender extended commitments to make a loan (by way of multiple advances) to the Borrower in the principal amount of $25,000,000; and

WHEREAS, in connection with the Loan Agreement, the Grantor has heretofore executed and delivered to Robert Blount, as Trustee, for the benefit of the Holder that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of June 22, 2015 (as supplemented, restated, amended or otherwise modified from time to time, including pursuant to this First Amendment, herein called the “Deed of Trust”), to secure the “Obligation” as defined in the Deed of Trust; and

WHEREAS, the Deed of Trust has been filed and recorded, among other places, as set forth in Schedule I hereto; and

WHEREAS, Lazarus Refining & Marketing, LLC (together with its successors and assigns, “LRM”), an Affiliate of Grantor, is entering into a Loan Agreement, dated as of the date hereof, by and among LRM, as borrower, the Holder, as lender, and the “Guarantors” parties thereto (the “LRM Loan Agreement”); and

WHEREAS, as a condition precedent to the execution of the LRM Loan Agreement and the making of the initial and the continuation of existing credit extensions under the LRM Agreement, the Grantor is required to execute and deliver this First Amendment; and

WHEREAS, the Grantor desires to amend the Deed of Trust so as, among other things, to amend the Deed of Trust to further secure payment of the Obligation (as defined in the Deed of Trust after giving effect hereto) and to further amend the Deed of Trust as herein set forth.

NOW, THEREFORE, in consideration of the premises and of the debts and trusts mentioned above and the agreements herein contained and other good and valuable considerations, the parties hereto agree as follows:

I.           REAFFIRMANCE OF THE DEED OF TRUST FOR THE OBLIGATION.  To secure the Obligation, the Grantor has specifically mortgaged, affected, and hypothecated to inure to the use and benefit of the Lender, all the Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all of the Property, and insofar as such Property consist of equipment, general intangibles, accounts, contract rights, inventory, investment property, fixtures, proceeds of collateral or any other personal property are of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect in the appropriate jurisdiction with respect to each of said properties, rights and interests), the Grantor has granted to the Lender, a continuing security interest therein.

TO HAVE AND TO HOLD the Property unto the Trustee for the benefit of the Lender, forever to secure the payment of the Obligation and the performance of the obligations of the Grantor herein and in the Deed of Trust contained.  The Property are to remain so specially mortgaged, affected and hypothecated unto and in favor of the Lender to secure payment of the Obligation and other sums as set forth in the Deed of Trust and to secure the performance of the obligations of the Grantor contained in the Deed of Trust until full and final payment or discharge of the Obligation and other sums as set forth in the Deed of Trust, and the Grantor is herein bound and obligated not to sell or alienate the Property to the prejudice of this act.

The reaffirmation of the Deed of Trust under this Section is intended merely as a ratification and confirmation of the liens and security interests previously granted over the Property by the Grantor under the Deed of Trust, and shall not be construed as an additional grant or increase in Grantor’s interest in and to the Property.

II.           INCLUSION IN THE OBLIGATION OF OTHER OBLIGATIONS.  The term Obligation, when used in the Deed of Trust, is hereby deemed to also include (i) all payment obligations of LRM under the “Note” as defined in the LRM Loan Agreement (the “LRM Note”), and (ii) all the other “Obligations” as defined in the LRM Loan Agreement.

III.           AMENDMENTS.

A.           Amendment to Certain Definitions.  All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Deed of Trust and, if not defined in the Deed of Trust, shall have the meanings given them in the First Lien Credit Agreement.  All references in the Deed of Trust to the “Loan Agreement” or to any Loan Document (as defined in the Loan Agreement) shall be deemed to be a reference to the Loan Agreement as defined herein or to the appropriate “Loan Document” as defined in the Loan Agreement, as the case may be.

B.           Amendment to Section 1.1.  Section 1.1 of the Deed of Trust is hereby further amended by changing the reference to existing clause (e) thereof to be a reference to “clause (f)” and be inserting a new clause (e) immediately before such clause (f):

“(e) (i) all payment obligations of Lazarus Refining & Marketing, LLC and its successors and assigns (“LRM”) under the Promissory Note dated as of even date herewith payable to the order of Holder in the principal amount of $10,000,000, and (ii) all the other “Obligations” as defined in the Loan Agreement, dated as of the date hereof, by and among LRM, as borrower, the Holder, as lender, and the “Guarantors” parties thereto (the “LRM Loan Agreement”);”

C.            Amendment to Section 5.1.  Section 5.1 is hereby amended by inserting the words “and the LRM Loan Agreement” after the words “advance funds under the Loan Agreement”.

IV.           WARRANTIES, COVENANTS AND AGREEMENTS.  The representations, warranties, covenants and agreements contained in the Deed of Trust and in the Loan Agreement are hereby remade by the Grantor and (together with the remedies contained in the Deed of Trust) are in full force and effect as of the date hereof.

V.           MISCELLANEOUS PROVISIONS.

A.           This First Amendment shall be considered as an amendment and supplement to the Deed of Trust and, except as herein expressly amended and supplemented, the Deed of Trust is hereby ratified, approved and confirmed in every respect.  All references to the Deed of Trust in the Deed of Trust or any other document shall hereafter be deemed to refer to the Deed of Trust as amended hereby.

B.           This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which are identical.

C.           The Grantor hereby represents and warrants to the Trustee and the Lender as follows:

1.           The Grantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware;

2.           The execution and delivery of this First Amendment and the performance by the Grantor of its obligations hereunder and thereunder, are within the Grantor’s limited liability company powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Organizational Documents of the Grantor or of any agreement binding upon the Grantor; and

3.           This First Amendment is, and when duly executed and delivered will be, the legal, valid and binding obligations of the Grantor, enforceable in accordance with their respective terms.

D.           Section headings in this First Amendment are inserted for convenience of reference and shall not be considered a part of this First Amendment or used in its interpretation.

E.           At the option of the Lender, this First Amendment, or a carbon, photographic or other reproduction of this First Amendment or of any Uniform Commercial Code financing statement covering the Property or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this First Amendment on the day, month and year first above written.

GRANTOR LAZARUS ENERGY LLC By: Blue Dolphin Energy Company, its Sole Member By: ________________________ Name: Jonathan Pitts Carroll, Sr. Title: President

The name and mailing address of Grantor is:

Lazarus Energy LLC
801 Travis Street, Suite 2011
Houston, Texas 77002

HOLDER SOVEREIGN BANK By: ________________ Name: Title:

The name and mailing address
of the Holder are:

Sovereign Bank
17950 Preston Road, Suite 500
Dallas, TX 75252

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., President of Blue Dolphin Energy Company, a Delaware corporation, the sole member of Lazarus Energy LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in the capacity therein stated, as the act of the entity for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ___________________, 2015.

______________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

__________________________

AFTER RECORDING RETURN TO:

Ronda K. Garrett
Sovereign Bank
17950 Preston Road, Suite 500
Dallas, TX 75252

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared ______________________, the _________________ of Sovereign Bank, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in the capacity therein stated, as the act of the entity for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ___________________, 2015.

______________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

__________________________

AFTER RECORDING RETURN TO:

Ronda K. Garrett
Sovereign Bank
17950 Preston Road, Suite 500
Dallas, TX 75252

Schedule I
Recording Information

A.
Deed of Trust, Mortgage, Security Agreement, Assignment of Rents and Leases, Financing Statement and Fixture Filing dated June 22, 2015, from Lazarus Energy LLC, as Grantor, to Robert Blount, Trustee, for the benefit of Sovereign Bank, filed as follows:

Jurisdiction	File No.	File Date
Wilson County, Texas	Doc. No. 00045774; Vol. 1856, Page 320	6/25/15

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